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EXHIBIT 10.9

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF THAT ACT OR UNLESS THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL (FROM COUNSEL ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE, PLEDGE OR HYPOTHECATION, OR OTHER TRANSFER. THIS NOTE OR ANY SECURITY ISSUABLE UPON THE CONVERSION HEREOF MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN THIS NOTE OR ANY SUCH SECURITY.

                               SSP SOLUTIONS, INC.
                             CONVERTIBLE BRIDGE NOTE

$_________                                                   _____________, 2003

                                                        Due on Demand only after
                                                               November 30, 2003

         For value received, SSP SOLUTIONS, INC., a Delaware corporation (the "Company"), hereby promises to pay, on demand on or after November 30, 2003, to the order of ____________________ (the "Holder"), the principal sum of _________________ and no/100ths Dollars ($________.00). This Note is one of
several Convertible Bridge Notes, $1,500,000 aggregate principal amount, issued by the Company pursuant to a Bridge Loan Agreement of even date herewith (the "Loan Agreement"), and is PARI PASSU with each of such notes.

         1. CONVERSION OF PRINCIPAL AND INTEREST INTO EQUITY. The outstanding principal amount of this Note, together with all accrued but unpaid interest hereunder (the "Outstanding Balance"), shall automatically convert into shares of Series A Preferred Stock upon the closing (the "Closing"), if any, of the sale of the Company's Series A Preferred Stock to the Holder and to other investors in accordance with the terms of a securities purchase agreement and the agreements and documents contemplated thereby, all substantially on the terms set forth in the Confidential Term Sheet of the Company, dated August 20, 2003, relating to the Series A Preferred Stock of the Company ("Preferred Shares"); PROVIDED, HOWEVER, that for purposes of determining the number of Preferred Shares to be received by the Holder upon such conversion, the Holder shall be deemed to have tendered 110% of the Outstanding Balance as of the Closing. In consideration for the loan evidenced by this Note, the Holder of this Note shall receive a Warrant executed by the Company and in the form attached to the Loan Agreement as EXHIBIT B thereto for the issuance of ________ shares of common stock of the Company.

         2. PAYMENT OF INTEREST AND PRINCIPAL. This Note will bear interest at a rate of 10% per annum. Accrued interest on this Note shall be due and payable monthly on the last day of each calendar month beginning November 30, 2003 (the "Outside Date"), or upon conversion or demand. If the Closing does not occur by the Outside Date, the full outstanding principal amount of this Note, together with all amounts of accrued but unpaid interest hereunder, shall be payable on the demand of the Holder made at any time after the Outside Date.



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         3. PREPAYMENTS. The Company may prepay all or any part of the principal balance of this Note at any time, without penalty or premium, from and after the Outside Date. All payments made on account of the indebtedness evidenced by this Note shall be applied first to accrued but unpaid interest, if any, and the remainder shall be applied to principal. All computations of interest hereunder shall be made on the basis of a year consisting of 365/366 days for the actual number of days elapsed, counting the day of disbursement and not counting the day of payment.

         4. NONPAYMENT OF PRINCIPAL OR INTEREST. Any and all amounts of principal and interest hereunder if not paid when due shall accrue interest at the rate of 18% per annum or the maximum amount permitted under applicable law, whichever is lower. If the Company fails to pay any amount of principal or interest hereunder when due, the Company agrees to pay the Holder's costs of collection, including the Holder's attorney's fees and expenses, whether or not any court proceeding is instituted in connection with such collection.

         5. MISCELLANEOUS. This instrument and the rights and obligations of all persons hereunder shall be governed by the laws of the State of California applicable to contracts made and to be performed in that state. The Company hereby waives demand, presentment for payment, notice of dishonor, protest and notice of protest and nonpayment. Any failure of the Holder to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or any other right at any other time. No waiver by the Holder of any default shall be effective unless made in writing nor operate as a waiver of any other future default. All rights and remedies of the Holder, whether provided for herein, in any other written document or conferred by law, are cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Holder of any or all other rights, powers or remedies. The Company hereby irrevocably authorizes any attorney of any court of record to appear for the Company in such court at any time after any amount under this Note becomes due, whether by acceleration or otherwise, and confess a judgment without process in favor of the Holder or any other holder of this Note for the amount then due hereon, together with costs of collection, including the Holder's attorney's fees and expenses, and to release and waive all errors that may intervene and consent to immediate execution upon such judgment, hereby ratifying and confirming all that said attorney may do by virtue hereof. If any part of this Note shall be adjudicated invalid or unenforceable, then such partial invalidity or unenforceability shall not cause the remainder of this Note to become invalid or unenforceable, and if any provision hereof is held invalid or unenforceable in one or more of its applications, the Company agrees that said provision shall remain in effect in all valid and enforceable applications.

         6. NOTICES. All notices and other communications provided for hereunder shall be in writing and delivered, mailed or transmitted by any standard form of telecommunication. Notices and other communications to the Holder shall be directed to it at its address noted on the Company's records; and notices and other communications to the Company shall be directed to it at its address at SSP Solutions, Inc., 17861 Cartwright Road, Irvine, California 92614; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party pursuant hereto. Any notice or other communication shall be deemed to have been duly given (a) when sent by Federal Express or other overnight delivery service of recognized standing, on the business day following deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt. Any party hereto may by notice so given change its address for future notice hereunder.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer as of this ___ day of ___________, 2003.

                                             SSP SOLUTIONS, INC.
                                             a Delaware corporation

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

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